Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 14. COMMITMENTS AND CONTINGENCIES

The following table sets forth the Company’s office lease commitment as of December 31, 2020:

Office Rental

Year ending December 31,
2021	$34,000

Total	$34,000

For the years ended December 31, 2020, 2019 and 2018, rental expenses under operating leases were approximately $82,670, $258,476 and $2,516,053, respectively.

For the year ended December 31, 2020, the Company has written back an accrued payroll for the Company’s VIEs amounting to $475,943 (RMB3,105,476). There has been no claims from the relevant employees for over 2 years. Clause 27 of the Labor Dispute Mediation and Arbitration Law of the People’s Republic of China provides that a claimant has the right to claim his outstanding salaries within one year after termination of the employment. Notwithstanding the foregoing, the Company cannot assure that the claimants have not lodged their claim(s) and such claim(s) has/have been delivered to our VIEs. Accordingly, the Company may have be a potential claim for $475,943 (RMB3,105,476).

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable and the amount of the loss is reasonably estimable. The company is not currently involved in any such claims.